The Prudential Series Fund
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

November 1, 2023

Dear Contract Owner,

On September 19-20, 2023, the Board of Trustees (the "Board") of The Prudential Series Fund (the "Trust" or "PSF") approved the merger (the "Reorganization") of the PSF PGIM Jennison Focused Blend Portfolio (the "Target Portfolio") into the PSF PGIM Jennison Blend Portfolio (the "Acquiring Portfolio") and the related Plan of Reorganization (the "Plan"). The Reorganization does not require shareholder approval.

We are not asking you for a proxy and you are requested not to send us a proxy.

As more fully explained in the attached Information Statement/Prospectus, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Reorganization will consolidate the smaller Target Portfolio into the larger Acquiring Portfolio, which will improve the Target Portfolio's overall economies of scale and is expected to result in lower total net and gross annual fund operating expenses for shareholders of the Target Portfolio. As a result of the Reorganization, the Target Portfolio's subadviser, benchmarks, and peer group will not change.

It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization. Immediately following the Reorganization, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. It is expected that the Reorganization will be completed on or about December 11, 2023.

The following pages include important information on the Reorganization in a question and answer format. The pages that follow include the full Information Statement/Prospectus with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

For any questions or concerns you may have regarding the Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
The Prudential Series Fund

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE REORGANIZATION

Please read the attached Information Statement/Prospectus for a complete description of the reorganization. However, as a quick reference, the following questions and answers provide a brief overview of the reorganization.

Q1. WHY AM I RECEIVING THIS INFORMATION STATEMENT/PROSPECTUS?

A. You have received this Information Statement/Prospectus because you are the beneficial owner of shares of the PSF PGIM Jennison Focused Blend Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust" or "PSF").

Q2. WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT/PROSPECTUS?

A. The purpose of these materials is to provide you information on the merger (the "Reorganization") of the Target Portfolio into the PSF PGIM Jennison Blend Portfolio (the "Acquiring Portfolio" and, together with the Target Portfolio, the "Portfolios"), which is also a series of the Trust. PGIM Investments LLC (the "Manager"), which serves as the investment manager to each of the Portfolios, recommended the Reorganization and the Reorganization has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE REORGANIZATION IMPACT FEES AND EXPENSES?

A. The Combined Portfolio will have a management fee rate identical to the current management fee rate of the Acquiring Portfolio (0.45% of average daily net assets), which is lower than the Target Portfolio's management fee rate (0.75% of average daily net assets). It is expected that the total gross and net operating expenses of the Combined Portfolio will be lower than the total net and gross operating expenses of the Target Portfolio, which is expected to result in lower net and gross annual fund operating expenses for shareholders as a result of the Reorganization. As a result, it is expected that the Target Portfolio's shareholders will benefit from decreased expenses. Please read the attached Information Statement/Prospectus for a complete description of the fees and expenses.

Q4. WHY IS THE REORGANIZATION BEING PURSUED?

A. The Reorganization will consolidate the smaller Target Portfolio into the larger Acquiring Portfolio and improve overall scale. In addition, the Reorganization is expected to result in reduced total net and gross expenses for the Target Portfolio. Shareholders of the Target Portfolio will benefit from a more favorable net fund expense ratio achieved through the Reorganization with the Acquiring Portfolio.

Q5. HOW WILL THE REORGANIZATION IMPACT SHAREHOLDERS?

A. Based upon information as of June 30, 2023, pro forma expenses for the Combined Portfolio are expected to result in lower management fees and total expense ratios (net and gross) than those of the Target Portfolio. The management fees and total net expense ratios of the Acquiring Portfolio are expected to remain the same after the Reorganization. The Manager believes that the existing shareholders of the Target Portfolio will benefit from more favorable net fund expense ratios and the potential for economies of scale achieved through the Reorganization with the Acquiring Portfolio. Effective on the date of the Reorganization, which is expected to be on or about December 11, 2023, the Acquiring Portfolio's holdings will be "repositioned" and the Acquiring Portfolio will be managed pursuant to revised principal investment strategies as set forth in this Information Statement / Prospectus (referred to as the "Repositioning.") The pro forma composite hypothetical performance of the Acquiring Portfolio for the three-, five-, and ten-year periods ending June 30, 2023, which reflects the performance of the investment strategy to be implemented with respect to the Acquiring Portfolio as part of the Repositioning, outperformed the Target Portfolio's for those same periods.

Please read pages 11-13 of the attached Information Statement/Prospectus for a complete description of each of the factors the Board considered.

Q6. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

A. It is currently anticipated that approximately 51% of the Target Portfolio's holdings will be retained and transferred in kind to the Acquiring Portfolio in connection with the Reorganization. The retained and transferred in kind securities from the Target Portfolio represent 1.7% of the Combined Portfolio's assets. Prior to the Reorganization, the Manager may use a transition manager to assist in the transition of the Target Portfolio. It is anticipated that, in advance of the Reorganization, the remaining 49% of the Target Portfolio's holdings will be sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolio, as further discussed below in "Information About The Reorganization".

Please read pages 13-15 of the attached Information Statement/Prospectus for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATION?

A. Yes. The Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the independent trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganization.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganization. See pages 11-13 of the attached Information Statement/Prospectus for the complete list of factors considered by the Board in approving the Reorganization.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Information Statement/Prospectus and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $75,000.

The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be 0.004% ($10,000) of the Target Portfolio's net assets.

Q9. WILL YOU NEED MY VOTE TO APPROVE THE REORGANIZATION?

A. No. The Reorganization does not require shareholder approval. We are not asking you for a proxy and you are requested not to send us a proxy.

Q10. WHEN WILL THE REORGANIZATION TAKE PLACE?

A. The Reorganization is currently expected to be completed on or about December 11, 2023.

Q11. CAN THE INFORMATION STATEMENT/PROSPECTUS BE VIEWED ONLINE?

A. Yes. The Information Statement/Prospectus can be viewed at www.prudential.com/variableinsuranceportfolios.

Q12. WHAT IF I HAVE QUESTIONS ON THE REORGANIZATION?

A. If you require assistance or have any questions regarding the Information Statement/Prospectus, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q13. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio without penalty during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

INFORMATION STATEMENT
for
PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO
A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
PSF PGIM JENNISON BLEND PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Dated November 1, 2023

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of the PSF PGIM Jennison Focused Blend Portfolio
into the PSF PGIM Jennison Blend Portfolio

This Information Statement/Prospectus is furnished in connection with the merger of the PSF PGIM Jennison Focused Blend Portfolio (the "Target Portfolio") into the PSF PGIM Jennison Blend Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios") and the related Plan of Reorganization (the "Plan"). The merger does not require shareholder consideration and approval.

We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement/Prospectus is first being sent to Contract owners on or about November 1, 2023.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares.

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Information Statement/Prospectus.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the "Reorganization." After the Reorganization is consummated, shareholders of the Target Portfolio will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.

The investment objectives of Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
PSF PGIM Jennison Focused Blend Portfolio	long-term growth of capital
Acquiring Portfolio Name	Investment Objective
PSF PGIM Jennison Blend Portfolio	long-term growth of capital

This Information Statement/Prospectus gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know. You should read it carefully and retain it for future reference. A copy of this Information Statement/Prospectus is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Prospectus dated May 1, 2023 and Statement of Additional Information of the Trust, dated May 1, 2023 as reissued May 31, 2023, each as supplemented, with respect to the Acquiring Portfolio under file number 002-80896.

•  Audited financial statements and accompanying notes for the Acquiring Portfolio for the fiscal year ended December 31, 2022, and the independent auditors' report thereon, dated February 17, 2023, are incorporated herein by reference from the Trust's Annual Report to Shareholders under file number 811-03623.

•  Unaudited financial statements and accompanying notes for the Acquiring Portfolio for the six-month period ended June 30, 2023, are incorporated herein by reference from the Trust's Semi-Annual Report to Shareholders under file number 811-03623.

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 002-80896, dated May 1, 2023, as supplemented on September 25, 2023, which are incorporated herein by reference as is included with, and considered to be part of this Information Statement/Prospectus.

You may request a free copy of a Statement of Additional Information under file number 811-03623, dated May 1, 2023 (the "SAI") as reissued on May 31, 2023, or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 002-80896, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

TABLE OF CONTENTS

Page
4	Summary
8	Information About the Reorganization
11	Comparison of the Target Portfolio and the Acquiring Portfolio
23	Management of the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio
26	Additional Information About the Target Portfolio and the Acquiring Portfolio
27	Principal Holders of Shares
29	Financial Highlights
36	Exhibits to Information Statement/Prospectus

SUMMARY

This section is only a summary of certain information contained in this Information Statement/Prospectus. You should read the more complete information in the rest of this Information Statement/Prospectus, including the Plan (Exhibit A) and additional information regarding the Acquiring Portfolio (Exhibit B).

As explained in more detail below, the consummation of the Reorganization will involve merging the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments (the "Manager") serves as investment manager to the Portfolios. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Jennison Associates LLC ("Jennison") serves as the subadviser to the Portfolios. The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives, Fundamental Investment Policies, and Principal Investment Strategies of the Portfolios

The Target Portfolio and the Acquiring Portfolio have the same investment objective. The investment objective for the Target Portfolio and the Acquiring Portfolio is long-term growth of capital. The investment objective of the Target Portfolio and the Acquiring Portfolio is non-fundamental, meaning that it can be changed by the Board without shareholder approval. The Target Portfolio and the Acquiring Portfolio have the same fundamental investment policies.

The Portfolios have different principal investment strategies, but there are also similarities. The Target Portfolio invests primarily in equity and equity-related securities, which may range up to 70 U.S. companies that are selected by the Target Portfolio's portfolio managers (approximately 20-35 securities in the growth strategy and 20-35 securities in the value strategy) as having strong capital appreciation potential. Effective on the date of the Reorganization, which is expected to be on or about December 11, 2023, the Acquiring Portfolio will normally invest at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Acquiring Portfolio will invest in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase).

Principal Risks of the Portfolios

The Portfolios have similar principal risks, but there are also differences. Both Portfolios are subject to equity securities risk, blend style risk, foreign investment risk, economic and market events risk, expense risk, market and management risk, real estate risk, and regulatory risk. In addition, the Target Portfolio, but not the Acquiring Portfolio, is subject to focus risk. Effective on the date of the Reorganization, the Acquiring Portfolio, but not the Target Portfolio, will be subject to market capitalization risk, mid-sized company risk and large company risk. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in (i) this Information Statement/Prospectus under the caption "Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit C to this Information Statement/Prospectus.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate and effective investment management fee rate for the Acquiring Portfolio are lower than those of the Target Portfolio. The contractual investment management fee rate and effective management fee rate for the Combined Portfolio are expected to be equal to those of the Acquiring Portfolio after the Reorganization is completed. Contractual investment management fees do not reflect any waivers or reimbursements. Effective investment management fees are the management fees actually paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming the Reorganization was completed on June 30, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense (net and gross) ratio of the Combined Portfolio is lower than the annualized total operating expense (net and gross) ratio of the Target Portfolio. This means that the Target Portfolio shareholders will benefit from reduced total net operating expense ratios (an estimated 0.41% reduction for all three classes).

The following table describes the fees and expenses that owners of certain variable annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2023)
(expenses that are deducted from Portfolio assets)

	Target Portfolio (Class I)	Acquiring Portfolio (Class I)	Combined Portfolio (Pro Forma Surviving) (Class I)
Management Fees	0.75%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	0.00%	0.00%	0.00%
Administration Fee	0.00%	0.00%	0.00%
Other Expenses	0.12%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.87%	0.46%	0.46%

	Target Portfolio (Class II)	Acquiring Portfolio (Class II)	Combined Portfolio (Pro Forma Surviving) (Class II)
Management Fees	0.75%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%	0.25%
Administration Fee	0.15%	0.15%	0.15%
Other Expenses	0.12%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.27%	0.86%	0.86%
	Target Portfolio (Class III)	Acquiring Portfolio (Class III)	Combined Portfolio (Pro Forma Surviving) (Class III)
Management Fees	0.75%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%	0.25%
Administration Fee	0.00%	0.00%	0.00%
Other Expenses	0.12%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.12%	0.71%	0.71%

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), if applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class I)(1)	$89	$278	$482	$1,073
Acquiring Portfolio (Class I)(1)	$47	$148	$258	$579
Combined Portfolio (Class I) (Pro Forma Surviving)(1)	$47	$148	$258	$579

(1)  Based on total annual operating expense ratios reflected in the summary section of this Information Statement/Prospectus entitled "Annual Portfolio Operating Expenses (as of June 30, 2023)."

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class II)(1)	$129	$403	$697	$1,534
Acquiring Portfolio (Class II)(1)	$88	$274	$477	$1,061
Combined Portfolio (Class III) (Pro Forma Surviving)(1)	$88	$274	$477	$1,061

(1)  Based on total annual operating expense ratios reflected in the summary section of this Information Statement/Prospectus entitled "Annual Portfolio Operating Expenses (as of June 30, 2023)."

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class III)(1)	$114	$356	$617	$1,363
Acquiring Portfolio (Class III)(1)	$73	$227	$395	$883
Combined Portfolio (Class III) (Pro Forma Surviving)(1)	$73	$227	$395	$883

(1)  Based on total annual operating expense ratios reflected in the summary section of this Information Statement/Prospectus entitled "Annual Portfolio Operating Expenses (as of June 30, 2023)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2022, the Target Portfolio's turnover rate was 44% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 22% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Acquiring Portfolio and the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Information Statement/Prospectus.

For the reasons set forth in the "Information About the Reorganization—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of The Prudential Series Fund, on behalf of the Target Portfolio and Acquiring Portfolio, has approved the Plan.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Board Considerations

On September 19-20, 2023 (the "Board Meeting"), the Board met to evaluate and consider the proposed Reorganization of the Target Portfolio, a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. The Reorganization will consolidate the smaller Target Portfolio into the larger Acquiring Portfolio, improving overall economies of scale and is expected to result in lower total net and gross annual fund operating expenses for shareholders of the Target Portfolio. In connection with its consideration of whether to approve the Reorganization, the Board was provided with, among other information, presentations by management regarding the proposed Reorganization and information related to the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio. As part of their review process, the Independent Trustees were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganization. In addition, the Trustees were provided with information both in writing and during oral presentations made at the meeting on all costs associated with the proposal including repositioning costs and information on who will be paying the costs associated with the Reorganization.

The Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following:

•  The Portfolios have the same investment objectives. The investment objective for the Target Portfolio and the Acquiring Portfolio is long-term growth of capital. The Portfolios have similar principal investment strategies, as the Target Portfolio invests primarily in equity and equity-related securities, and, effective on the date of the Reorganization, the Acquiring Portfolio will invest at least 80% of its assets in common stock;

•  The Combined Portfolio will be larger than each of the Target Portfolio ($182.5 million) and the Acquiring Portfolio ($5.2 billion), with an estimated $5.4 billion in net assets as of June 30, 2023 and the potential for improved economies of scale;

•  The pro forma composite hypothetical performance of the Acquiring Portfolio for the three-, five-, and ten-year periods ending June 30, 2023, which reflects the performance of the Acquiring Portfolio's investment strategy to be implemented effective on the date of the Reorganization as part of the Repositioning, outperformed the Target Portfolio's performance for those same periods;

•  The pro forma composite hypothetical performance of the Acquiring Portfolio for the one-, three-, five-, and ten-year periods ending June 30, 2023, which reflects the performance of the Acquiring Portfolio's investment strategy to be implemented effective on the date of the Reorganization as part of the Repositioning, outperformed its benchmark and peer median for those same periods;

•  The current contractual investment management fee rate and effective investment management fee rate for the Acquiring Portfolio are lower than those of the Target Portfolio. The contractual investment management fee rate and effective investment management fee rate for the Combined Portfolio are expected to be equal to those of the Acquiring Portfolio after the Reorganization is completed;

•  Assuming the Repositioning and Reorganization had been in effect for the one-year period ended June 30, 2023, the pro forma total operating expense ratios (net and gross) for the Class I shares of the Combined Portfolio are lower than the total net operating expense ratios of the Target Portfolio. The Reorganization is anticipated to result in a pro forma net expense ratio of 0.46%% for Class I shares, 0.86% for Class II shares and 0.71% of Class III shares of the Combined Portfolio, which is the same as that of the Acquiring Portfolio and 0.41% lower for each share class than that of the Target Portfolio;

•  The Portfolios currently have the same investment manager and many of the same service providers, including the same subadviser, Jennison. The Board also noted that the Target Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, and independent public accounting firm, and that those providers would remain the same immediately after the Reorganization; and

•  The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Trustees, voted to approve the Reorganization.

The Board was advised that that the Trust's Declaration of Trust, By-Laws, and applicable state law do not require shareholder approval of the Reorganization. Moreover, the Board was informed that Rule 17a-8 under the 1940 Act allows for the Reorganization without the need for shareholder approval because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of the Target Portfolio and the Acquiring Portfolio, and there is no material difference between the respective advisory contracts. The Board determined that, because applicable legal requirements do not require shareholder approval under these circumstances, the Target Portfolio's shareholders would not be asked to vote on the Reorganization.

Closing of the Reorganization

The Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about December 11, 2023 (the "Closing Date").

Under the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Target Portfolio then will distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Information Statement/Prospectus and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $75,000.

The Manager expects that approximately 51% of the Target Portfolio's holdings will be retained and transferred in kind to the Acquiring Portfolio in connection with the Reorganization. The retained and transferred in kind securities from the Target Portfolio represent 1.7% of the Combined Portfolio assets. Prior to the Reorganization, the Manager may use a transition manager to assist in the transition of the Target Portfolio. It is anticipated that, in advance of the Reorganization, the remaining 49% of the Target Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be 0.004% ($10,000 of the Target Portfolio's net assets).

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits, and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contract owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state, local, and non-U.S. taxes.

The Reorganization may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganization."

U.S. Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is expected to be treated as a "partnership merger" under Treasury Regulations under Section 708 of the Code. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio"), and (ii) the Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests of the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to the Terminating Portfolio shareholders in liquidation. Which of Target Portfolio and Acquiring Portfolio will be treated as the Terminating Portfolio and the Continuing Portfolio for U.S. federal income tax purposes depends on the relative sizes of the Portfolios at the time of the Reorganization and thus cannot be determined prior to the Reorganization. If the Reorganization had occurred on June 30, 2023, Target Portfolio would have been treated as the Terminating Portfolio and Acquiring Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization was a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, based upon existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, upon certain assumptions and subject to certain qualifications, substantially to the effect that.

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis for the assets acquired from the Terminating Portfolio should be the same as the tax basis of these assets when held by the Terminating Portfolio immediately before the Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property).

2.  Under Section 1223(2) of the Code, the holding period of the Terminating Portfolio's assets treated as received by the Continuing Portfolio in the Reorganization should include the holding period of such assets when held by the Terminating Portfolio.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local, and non-U.S. tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Delaware statutory trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Information Statement/Prospectus.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The Target Portfolio and the Acquiring Portfolio have the same investment objective. The investment objective for the Target Portfolio and the Acquiring Portfolio is long-term growth of capital. The investment objective of the Target Portfolio and the Acquiring Portfolio is non-fundamental, meaning that it can be changed by the Board without shareholder approval.

The Portfolios have different principal investment strategies, but there are also similarities. The Target Portfolio invests primarily in equity and equity-related securities, which may range up to 70 U.S. companies that are selected by the Target Portfolio's portfolio managers (approximately 20-35 securities in growth strategy and 20-35 securities in value strategy) as having strong capital appreciation potential. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase).

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves changes to the Acquiring Portfolio's principal investment strategies. On the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies set forth below.

	Target Portfolio	Acquiring Portfolio
Investment Objective:	The investment objective of the Target Portfolio is long-term growth of capital.	The investment objective of the Combined Portfolio is long-term growth of capital.
Principal Investment Strategies:	The Target Portfolio invests primarily in equity and equity-related securities, which may range up to 70 US companies that are selected by the Portfolio's two portfolio managers (approximately 20-35 by each) as having strong capital appreciation potential.
Each portfolio manager is responsible for selecting the securities within his discipline. The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock's price. The value portfolio manager seeks investments in companies he believes are being valued at a discount to their intrinsic value. A company's valuation is very important in this determination, as are the durability of a company's free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager's investment process.	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Combined Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase).
The market capitalization within the range will vary, but as of August 31, 2023, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $619 billion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $2.9 trillion. In addition, the Combined Portfolio may invest in mid- and small-capitalization companies.
The subadviser employs a bottom fundamental stock research process which sources the investment universe from Jennison's growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive

Target Portfolio	Acquiring Portfolio
valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects. The Combined Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments).
The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser's fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.

Principal Risks of the Portfolios

The Portfolios have similar principal risks, but there are also differences, as noted below. The table below compares the principal risks of investing in the Portfolios. Both Portfolios are subject to equity securities risk, blend style risk, foreign investment risk, economic and market events risk, expense risk, market and management risk, real estate risk, and regulatory risk. In addition, the Target Portfolio, but not the Acquiring Portfolio, is subject to focus risk. Effective on the date of the Reorganization, the Acquiring Portfolio will be subject to market capitalization risk, mid-sized company risk and large company risk. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and have a notable impact on settlement performance and other mutual funds.	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.	Yes	Yes
Market Capitalization Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	No	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	No	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The Target Portfolio and the Acquiring Portfolio have the same fundamental investment policies.

Target Portfolio	Acquiring Portfolio
Under its investment restrictions, the Target Portfolio may not:	Under its investment restrictions, the Acquiring Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Target Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Target Portfolio will not buy or sell commodities or commodity contracts, except that the Target Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Acquiring Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Acquiring Portfolio will not buy or sell commodities or commodity contracts, except that the Acquiring Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the Target Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the Acquiring Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

Target Portfolio	Acquiring Portfolio

3. Make short sales of securities or maintain a short position, except that the Target Portfolio may make short sales against-the box and the Target Portfolio may sell securities short up to 25% of their net assets. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Make short sales of securities or maintain a short position, except that the Acquiring Portfolio may make short sales against-the box and the Acquiring Portfolio may sell securities short up to 25% of their net assets. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but the Target Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Target Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The Target Portfolio will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase securities on margin (but the Acquiring Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Acquiring Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The Acquiring Portfolio will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the Target Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Target Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

5. Enter into reverse repurchase agreements if, as a result, the Acquiring Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Acquiring Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

Target Portfolio	Acquiring Portfolio

6. Pledge or mortgage assets, except that no more than 10% of the value of the Target Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the Target Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

6. Pledge or mortgage assets, except that no more than 10% of the value of the Acquiring Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the Acquiring Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of the Target Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

7. Make loans, except through loans of assets of the Acquiring Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Target Portfolio	Acquiring Portfolio

9. Purchase securities of a company in any industry if, as a result of the purchase, the Target Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Target Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

9. Purchase securities of a company in any industry if, as a result of the purchase, the Acquiring Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Acquiring Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

10. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

10. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Trust has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.	Consistent with item 4 above, the Trust has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.

Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental. Whenever any fundamental investment policy or restriction states a maximum percentage of the Target Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental. Whenever any fundamental investment policy or restriction states a maximum percentage of the Acquiring Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Target Portfolio's performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives. Annual return information in the bar chart is provided for Class I shares. Because all of the Target Portfolio's shares are invested in the same portfolio of securities, returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Annual Returns

BEST QUARTER: 24.25% (2nd Quarter of 2020) WORST QUARTER: -19.90% (2nd Quarter of 2022)

Average Annual Total Returns (as of December 31, 2022)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION - CLASS III (4/26/21)
Target Portfolio (Class I Shares)	-25.76%	6.74%	10.50%	N/A
Target Portfolio (Class II Shares)	-26.04%	6.32%	10.06%	N/A
Target Portfolio (Class III Shares)	-25.95%	N/A	N/A	-12.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.10%	9.42%	12.55%	-3.50	%*
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%	-5.11	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of June 30, 2023)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION - CLASS III (4/26/21)
Target Portfolio (Class I Shares)	21.71%	9.46%	11.33%	N/A
Target Portfolio (Class II Shares)	21.19%	9.02%	10.88%	N/A
Target Portfolio (Class III Shares)	21.39%	N/A	N/A	-2.48%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	19.59%	12.30%	12.85%	4.57	%*
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	19.36%	11.92%	12.64%	3.13	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future. The Acquiring Portfolio's performance prior to the date of the Reorganization reflects returns achieved by the Manager and Jennison pursuant to different principal investment strategies. If the Acquiring Portfolio's repositioned strategies had been in place for the prior period, the performance information shown would have been different.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio's performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives. Annual return information in the bar chart is provided only for Class I shares. Because all of the Acquiring Portfolio's shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Annual Returns (Class I Shares)

BEST QUARTER: 26.37% (2nd Quarter of 2020) WORST QUARTER: -19.55% (2nd Quarter of 2022)

Average Annual Total Returns (as of December 31, 2022)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION - CLASS III (4/26/21)
Acquiring Portfolio (Class I Shares)	-25.10%	7.36%	10.61%	N/A
Acquiring Portfolio (Class II Shares)	-25.40%	6.93%	10.16%	N/A
Acquiring Portfolio (Class III Shares)	-25.29%	N/A	N/A	-10.23%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.10%	9.42%	12.55%	-3.50	%*
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	-19.13%	9.13%	12.37%	-5.11	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of June 30, 2023)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION - CLASS III (4/26/21)
Acquiring Portfolio (Class I Shares)	22.00%	10.04%	11.41%	N/A
Acquiring Portfolio (Class II Shares)	21.51%	9.60%	10.97%	N/A
Acquiring Portfolio (Class III Shares)	21.70%	N/A	N/A	-0.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	19.59%	12.30%	12.85%	4.57	%*
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	19.36%	11.92%	12.64%	3.13	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Capitalizations of the Target Portfolio and the Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2023: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

Class I	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$79,731,632	$5,030,396,645			$5,110,128,277
Total shares outstanding	1,572,391	58,053,903	(652,233	)(a)	58,974,060
Net asset value per share	$50.71	$86.65			$86.65

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

Class II	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$34,924,291	$1,610,552			$36,534,843
Total shares outstanding	735,672	19,197	(319,361	)(a)	435,508
Net asset value per share	$47.47	$83.89			$83.89

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

Class III	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$982,968	$1,471,073			$2,454,040
Total shares outstanding	19,503	17,081	(8,089	)(a)	28,495
Net asset value per share	$50.40	$86.12			$86.12

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments, and (ii) Jennison as subadviser to the Target Portfolio, Acquiring Portfolio and the Combined Portfolio.

Investment Management Arrangements

The Acquiring Portfolio and the Target Portfolio are managed by PGIM Investments (the "Manager"), 655 Broad Street, Newark, NJ 07102.

As of August 31, 2023, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $291.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreement"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated investment objectives, policies and restrictions as stated in the registration statement of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for the Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadviser of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio and the Acquiring Portfolio are subadvised by Jennison. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio managers' compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. As set forth below, in connection with the Repositioning, the portfolio managers of the Combined Portfolio will be different from those managing the Acquiring Portfolio prior to the Reorganization and Repositioning. After the Reorganization is consummated, the Combined Portfolio will continue to be managed by Jennison.

Descriptions of the subadviser and the portfolio managers are set forth below:

Target Portfolio and Acquiring Portfolio

Jennison Associates LLC is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of August 31, 2023, Jennison managed in excess of $185.5billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Blair A. Boyer, Kathleen A. McCarragher, Natasha Kuhlkin, CFA, Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA are jointly and primarily responsible for the day-to-day management of the Target Portfolio and the Acquiring Portfolio.

Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business. Mr. Boyer's service date on the Target Portfolio is March 2023 and his service date on the Acquiring Portfolio is January 2005.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School. Ms. McCarragher's service date on the Target Portfolio is May 2019 and her service date on the Acquiring Portfolio is February 1999.

Natasha Kuhlkin, CFA, is a Managing Director, a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation. Ms. Kuhlkin's service date on the Target Portfolio and the Acquiring Portfolio is May 2019.

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees' Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University and he holds the Chartered Financial Analyst (CFA) designation. Mr. Koontz's service date on the Target Portfolio and Acquiring Portfolio is September 2014.

Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School and he holds the Chartered Financial Analyst (CFA) designation. Mr. Esposito's service date on the Target Portfolio and Acquiring Portfolio is May 2019.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Combined Portfolio

Jason T. McManus, Adam L. Friedman, Brian A. Porpora are jointly and primarily responsible for the day-to-day management of the Combined Portfolio.

Jason T. McManus is a Managing Director, the Head of Custom Solutions and a custom solutions portfolio manager. He joined Jennison in 1997. Mr. McManus began managing quantitative portfolios and custom solutions for clients in August 2006. From 2003 to 2006, he was part of Jennison's Applied Research team focusing on quantitative research projects and portfolio analytics. Prior to that, he was a research associate on the International Equity team. Mr. McManus earned a BS in economics and computer science from the University at Albany, State University of New York, and an MBA in quantitative finance from New York University's Stern School of Business. Mr. McManus' service date on the Combined Portfolio is December 2023.

Adam L. Friedman is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2007. Prior to joining the Custom Solutions Group in 2011, he was an investment analyst on the firm's alternative investments team. Mr. Friedman earned a BS in financial economics from Binghamton University. Mr. Friedman's service date on the Combined Portfolio is December 2023.

Brian A. Porpora is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2004. Prior to joining the Custom Solutions Group in 2008, he was an investment analyst on the firm's alternative investments team. Mr. Porpora earned a BS in applied economics and business management from Cornell University. Mr. Porpora's service date on the Combined Portfolio is December 2023.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

PSF PGIM Jennison Focused Blend Portfolio

0.75% of average daily net assets

PSF PGIM Jennison Blend Portfolio

0.45% of average daily net assets

The contractual investment management fee rate for the Acquiring Portfolio is not changing in connection with the Reorganization. Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of June 30, 2023, the effective management fee rate for the Combined Portfolio would be 0.45% of average daily net assets. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2023, and assuming completion of the Reorganization on June 30, 2023 based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolio. This means that the Target Portfolio shareholders will benefit from a reduced total net operating expense ratio.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Information Statement/Prospectus. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust under file number 002-80896, dated May 1, 2023, and May 1, 2023 as reissued on May 31, 2023, respectively, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 002-80896, is incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of September 28, 2023, the Target Portfolio and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio	Shares Outstanding
PSF PGIM Jennison Focused Blend Portfolio Class I	1,572,390.531
PSF PGIM Jennison Focused Blend Portfolio Class II	735,671.815
PSF PGIM Jennison Focused Blend Portfolio Class III	19,503.055
PSF PGIM Jennison Blend Portfolio Class I	58,053,902.787
PSF PGIM Jennison Blend Portfolio Class II	19,197.401
PSF PGIM Jennison Blend Portfolio Class III	17,080.971

As of September 28, 2023, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. The table below sets forth, as of the September 28, 2023, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target/ Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
PSF PGIM Jennison Focused Blend Portfolio Class I	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	816,866.223 / 51.95%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	554,264.449 / 32.25%
	Pruco Life Insurance Company PLNJ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	104,669.261 / 6.66%
PSF PGIM Jennison Focused Blend Portfolio Class II	TIAA-CREF LIFE Separate Account VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6	8500 Andrew Carnegie Blvd Charlotte NC 28262-8500	489,365.161 / 66.52%

Target/ Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	The Ohio National Life Insurance Co. FBO ITS Separate Accounts	PO Box 237 Cincinnati OH 452010237	93,780.326 / 12.75%
	GE Life and Annuity Assurance Company. Attn Variable Accounting	6610 W Broad ST Bldg 3,5th Floor. Richmond VA 23230-1702	83,880.36 / 11.40%
PSF PGIM Jennison Focused Blend Portfolio Class III	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	16,509.52 / 84.65%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	2,993.535 / 15.35%
PSF PGIM Jennison Blend Portfolio Class I	Pruco Life Insurance Company PRU Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	29,427,236.455 / 50.69%
	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	16,801,624.06 / 28.94%
	Pruco Life Insurance Company PLNJ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,433,584.385 / 7.64%
	Pru Annuities Inc. Pru Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	3,753,408.976 / 6.47%
PSF PGIM Jennison Blend Portfolio Class II	Empower Annuity Insurance Company of America	8515 E Orchard Rd 7T2 Greenwood Village, CO 80111	17,078.637 / 88.96%
	Empower Annuity Insurance Company of America	8515 E Orchard Rd 7T2 Greenwood Village, CO 80111	1,083.165 / 5.64%

Target/ Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
PSF PGIM Jennison Blend Portfolio Class III	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	12,328.404 / 72.18%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,752.567 / 27.82%

As of September 28, 2023, the Trustees and Officers of PSF, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2022 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolio and the Acquiring Portfolio for the six-month period ended June 30, 2023, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

The Acquiring Portfolio's performance prior to the date of the Reorganization reflects returns achieved by the Manager and Jennison pursuant to different principal investment strategies. If the Acquiring Portfolio's repositioned strategies had been in place for the prior period, the performance information shown for the Acquiring Portfolio would have been different.

	PSF PGIM Jennison Focused Blend Portfolio
	Six Months Ended June 30, 2023		Year Ended December 31,
Class I	(unaudited)		2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$43.22		$58.22	$49.83	$38.06	$29.52	$31.19
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.26	0.02 (b)	0.16	0.23	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.21		(15.26)	8.37	11.61	8.31	(1.95)
Total from investment operations	8.36		(15.00)	8.39	11.77	8.54	(1.69)
Capital Contributions	—		—	—	—	—	0.02	(d)
Net Asset Value, end of period	$51.58		$43.22	$58.22	$49.83	$38.06	$29.52
Total Return(e)	19.34%		(25.76)%	16.84%	30.92%	28.93%	(5.35	)%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$82.6		$70.1	$97.2	$86.7	$71.7	$59.0
Average net assets (in millions)	$75.2		$77.3	$93.3	$73.4	$66.3	$68.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87	%(h)	0.86%	0.84%	0.86%	0.87%	0.82%
Expenses before waivers and/or expense reimbursement	0.87	%(h)	0.86%	0.84%	0.86%	0.87%	0.84%
Net investment income (loss)	0.66	%(h)	0.56%	0.04%	0.39%	0.66%	0.80%
Portfolio turnover rate(i)	24%		44%	66%	82%	61%	42%

	PSF PGIM Jennison Focused Blend Portfolio
	Six Months Ended June 30, 2023		Year Ended December 31,
Class II	(unaudited)		2022	2021	2020		2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$40.59		$54.88	$47.17	$36.17		$28.17	$29.88
Income (Loss) From Investment Operations:
Net investment income (loss)	0.06		0.07	(0.19)	—	(c)	0.09	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.68		(14.36)	7.90	11.00		7.91	(1.86)
Total from investment operations	7.74		(14.29)	7.71	11.00		8.00	(1.73)
Capital Contributions	—		—	—	—		—	0.02	(d)
Net Asset Value, end of period	$48.33		$40.59	$54.88	$47.17		$36.17	$28.17
Total Return(e)	19.07%		(26.04)%	16.35%	30.41%		28.40%	(5.72	)%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$99.1		$88.9	$130.1	$130.8		$121.4	$118.6
Average net assets (in millions)	$93.4		$101.3	$131.9	$117.4		$118.1	$147.4
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.27	%(h)	1.26%	1.24%	1.26%		1.27%	1.22%
Expenses before waivers and/or expense reimbursement	1.27	%(h)	1.26%	1.24%	1.26%		1.27%	1.24%
Net investment income (loss)	0.26	%(h)	0.16%	(0.36)%	—	%(c)	0.26%	0.40%
Portfolio turnover rate(i)	24%		44%	66%	82%		61%	42%

	PSF PGIM Jennison Focused Blend Portfolio
Class III	Six Months Ended June 30, 2023 (unaudited)		Year Ended December 31, 2022	April 26, 2021(j) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$43.04		$58.12	$54.19
Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.16	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.17		(15.24)	4.04
Total from investment operations	8.26		(15.08)	3.93
Net Asset Value, end of period	$51.30		$43.04	$58.12
Total Return(e)	19.19%		(25.95)%	7.25%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.7		$0.4	$0.4
Average net assets (in millions)	$0.5		$0.4	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.12	%(h)	1.12%	1.09	%(k)
Expenses before waivers and/or expense reimbursement	1.12	%(h)	1.12%	1.09	%(k)
Net investment income (loss)	0.41	%(h)	0.34%	(0.27	)%(k)
Portfolio turnover rate(i)	24%		44%	66%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.

(c)  Amount rounds to zero.

(d)  Represents payment received by the Target Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Target Portfolio's tax status as a partnership.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class I and Class II, respectively.

(g)  Does not include expenses of the underlying funds in which the Target Portfolio invests.

(h)  Annualized.

(i)  The Target Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Target Portfolio's portfolio turnover rate may be higher.

(j)  Commencement of offering.

(k)  Annualized, with the exception of certain non-recurring expenses.

	PSF PGIM Jennison Blend Portfolio
	Six Months Ended June 30, 2023		Year Ended December 31,
Class I	(unaudited)		2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$73.47		$98.09	$81.50	$63.18	$49.02		$51.52
Income (Loss) From Investment Operations:
Net investment income (loss)	0.39		0.76	0.40	0.53	0.66		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.21		(25.38)	16.19	17.79	13.50		(3.07)
Total from investment operations	14.60		(24.62)	16.59	18.32	14.16		(2.54)
Capital Contributions	—		—	—	—	—	(b)(c)	0.04	(b)
Net Asset Value, end of period	$88.07		$73.47	$98.09	$81.50	$63.18		$49.02
Total Return(d)	19.87%		(25.10)%	20.36%	29.00%	28.89	%(e)	(4.85	)%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,191.3		$4,482.9	$6,379.2	$5,672.4	$4,711.0		$3,919.6
Average net assets (in millions)	$4,784.1		$5,044.7	$6,084.1	$4,776.8	$4,406.8		$4,497.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46	%(h)	0.46%	0.46%	0.47%	0.47%		0.47%
Expenses before waivers and/or expense reimbursement	0.46	%(h)	0.46%	0.46%	0.47%	0.47%		0.47%
Net investment income (loss)	0.98	%(h)	0.95%	0.45%	0.80%	1.16%		0.98%
Portfolio turnover rate(i)	19%		22%	29%	62%	43%		37%

	PSF PGIM Jennison Blend Portfolio
	Six Months Ended June 30, 2023		Year Ended December 31,
Class II	(unaudited)		2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$71.35		$95.64	$79.78	$62.09	$48.37		$51.04
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.43	0.04	0.26	0.43		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.78		(24.72)	15.82	17.43	13.29		(3.03)
Total from investment operations	14.00		(24.29)	15.86	17.69	13.72		(2.71)
Capital Contributions	—		—	—	—	—	(b)(c)	0.04	(b)
Net Asset Value, end of period	$85.35		$71.35	$95.64	$79.78	$62.09		$48.37
Total Return(d)	19.62%		(25.40)%	19.88%	28.49%	28.36	%(e)	(5.23	)%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.9		$1.6	$2.3	$2.0	$1.7		$1.5
Average net assets (in millions)	$1.7		$1.8	$2.2	$1.7	$1.6		$1.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86	%(h)	0.86%	0.86%	0.87%	0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.86	%(h)	0.86%	0.86%	0.87%	0.87%		0.87%
Net investment income (loss)	0.58	%(h)	0.55%	0.04%	0.40%	0.76%		0.59%
Portfolio turnover rate(i)	19%		22%	29%	62%	43%		37%

	PSF PGIM Jennison Blend Portfolio
Class III	Six Months Ended June 30, 2023 (unaudited)		Year Ended December 31, 2022	April 26, 2021(j) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$73.16		$97.92	$87.74
Income (Loss) From Investment Operations:
Net investment income (loss)	0.29		0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.14		(25.34)	10.06
Total from investment operations	14.43		(24.76)	10.18
Net Asset Value, end of period	$87.59		$73.16	$97.92
Total Return(d)	19.72%		(25.29)%	11.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.4		$0.9	$0.6
Average net assets (in millions)	$1.1		$0.8	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.71	%(h)	0.71%	0.70	%(k)
Expenses before waivers and/or expense reimbursement	0.71	%(h)	0.71%	0.70	%(k)
Net investment income (loss)	0.73	%(h)	0.74%	0.18	%(k)
Portfolio turnover rate(i)	19%		22%	29%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to timely compensate the Acquiring Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(g)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(h)  Annualized.

(i)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

(j)  Commencement of offering.

(k)  Annualized, with the exception of certain non-recurring expenses.

EXHIBITS TO INFORMATION STATEMENT/PROSPECTUS

Exhibits

A  Form of Plan of Reorganization

B  Additional information about the Acquiring Portfolio

C  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 002-80896, dated May 1, 2023, as supplemented on September 25, 2023, which are incorporated herein by reference as is included with, and considered to be part of this Information Statement/Prospectus.

PSFJFBPIS

Exhibit A

THE PRUDENTIAL SERIES FUND

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of The Prudential Series Fund, a Delaware statutory trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("PSF"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [December 11, 2023]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization of the Target Portfolio into the Acquiring Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange solely for (a) the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio and (b) the Acquiring Portfolio's issuance to the Target Portfolio of full and fractional Class I, Class II and Class III shares of beneficial interest of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

The Reorganization is intended to be treated as a "partnership merger" under Treasury Regulations under Section 708 of the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to which the combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio").

In order to consummate the Plan, the following actions shall be taken by PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, PSF shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio, in exchange for such assets, to assume all of the liabilities of the Target Portfolio, as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, PSF, on behalf of the Acquiring Portfolio, shall at the Closing deliver to the Target Portfolio the number of full and fractional Class I, Class II and Class III Acquiring Portfolio Shares, determined by dividing the net asset value per share of each class of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of each class of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares of each class as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve as soon as reasonably practicable thereafter. Such liquidation and distribution shall be accomplished with respect to each class of the Target Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Target Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Target Portfolio's shares, determined as of immediately after the close of business on the Closing Date (the "Target Portfolio Shareholders"). The aggregate net asset value of Acquiring Portfolio Shares to be so credited to shareholders of the Target Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the shares of the Target Portfolio of that same class owned by such shareholders on the Closing Date. All issued and outstanding Target Portfolio shares will simultaneously be canceled on the books of the Target Portfolio.. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE and after the declaration of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Target Portfolio on the Closing Date (the "Valuation Time") using the valuation procedures established by PSF's Board of Trustees and described in PSF's then-current effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be December 11, 2023, or such other date as determined in writing by PSF's officers. The Closing shall take place at the principal office of PSF at 5:00 p.m. Eastern time on the Closing Date or at such other time and/or place as determined in writing by PSF's officers. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodian(s). Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. PSF on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

(b)  In the event that on the Closing Date (a) the NYSE or another primary trading market for portfolio securities of either Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of PSF, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Target Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of PSF, a Delaware statutory trust duly organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction with power under PSF's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. PSF is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and the registration of the Target Portfolio Shares under the Securities Act of 1933, as amended (the "1933 Act") is in full force and effect.

(b)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws.

(c)  PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(d)  The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2022, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in PSF's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2023 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The current prospectus and statement of additional information of the Target Portfolio and each prospectus and statement of additional information of the Target Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)  PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(h)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes, and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(i)  The Target Portfolio, or its agents, holds a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder.

(j)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above and full right, power, and authority to sell, assign, transfer and deliver such assets, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(k)  Except as may be disclosed in PSF's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or, to its knowledge, threatened against the Target Portfolio or any of its properties or assets or any person whom the Target Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. PSF, on behalf of the Target Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(l)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(m)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by PSF on behalf of the Acquiring Portfolio.

PSF makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of PSF, a Delaware statutory trust duly organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction with power under PSF's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. PSF is registered under the 1940 Act as an open-end, management investment company and of the registration of the Acquiring Portfolio Shares under the 1933 Act is in full force and effect.

(b)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(c)  PSF on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(d)  The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2022, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in PSF's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2023 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;.

(f)  PSF on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes, and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Acquiring Portfolio, or its agents, holds a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Acquiring Portfolio shareholder of record, which Form W-9 can be associated with reportable payments made by the Acquiring Portfolio to such shareholder.

(i)  The statement of assets and liabilities to be created by PSF for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(j)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, and full right, power, and authority to sell, assign, transfer and deliver such assets free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(k)  Except as may be disclosed in PSF's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or, to its knowledge, threatened against the Acquiring Portfolio or any of its properties or assets or any person whom the Acquiring Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. PSF, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(l)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(m)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(n)  PSF anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of PSF on behalf of the Portfolios.

(a)  At the Closing, PSF on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  PSF intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  PSF intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  PSF on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  PSF intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  PSF intends to mail to each Target Portfolio shareholder a Combined Information Statement and Prospectus that complies in all material respects with the applicable provisions of the 1940 Act, the 1933 Act, and the rules and regulations, respectively, thereunder.

(g)  PSF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1940 Act, the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by PSF on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) PSF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PSF on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to PSF on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to PSF, substantially to the effect that (i) the Reorganization should be a tax-free transaction for federal income tax purposes, (ii) the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the code with respect to contributions of "built in loss" property), and (iii) the Continuing Portfolio's holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of PSF with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and to the best of PSF's knowledge, no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

8.  Expenses.

(a)  PSF represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan with the exception of transaction costs, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the preparation of the Registration Statement, printing and mailing of the relevant combined prospectus and information statement and related materials, shall be paid by PGIM Investments LLC or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the respective Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time prior to the Closing, or the Closing may be postponed by PSF on behalf of a Portfolio by resolution of the Board of Trustees of PSF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2023], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of PSF on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event such change shall be communicated to Target Portfolio shareholders prior to the Closing, unless such information has already been disclosed to such Target Portfolio shareholders.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to PSF at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
THE PRUDENTIAL SERIES FUND on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Blend Portfolio

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Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

Purchasing and Redeeming Portfolio Shares

Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares and/or Class III shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I and Class III shares are sold to separate accounts of Prudential as investment options under certain Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a Prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Class I, Class II and Class III shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II and Class III shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the applicable Class. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios and Classes.

Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio's holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios' use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM

Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the

Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by each of the Trust's Portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $10.00 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio's current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

Prudential Investment Management Services LLC (PIMS) serves as the distributor for the shares of each Portfolio under a Distribution Agreement with the Trust. PIMS is an affiliate of PGIM Investments. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.

The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Class II and Class III shares of each Portfolio (the 12b-1 Plan). Under the 12b-1 plan, Class II and Class III of each Portfolio pay to PIMS a distribution (12b-1) fee at the annual rate of 0.25% of the average daily net assets of the applicable Class. This fee pays for distribution services for Class II shares and Class III shares as applicable. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II or Class III shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution fee. Class I and Class III shares do not have an administration fee.

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to contract owners. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and its affiliates, including a subadviser or PIMS, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material that discuss the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the subadviser, or PIMS, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', the subadviser's or PIMS' participation. These payments or reimbursements may not be offered by the, subadviser, or PIMS, and the amounts of such payments may vary between and among PGIM Investments, the subadviser and PIMS depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

Index Description

Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

*S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM ,Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC 177 (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC

(Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee's product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee's product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee's product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee's product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee's product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee's product(s) or the timing of the issuance or sale of Licensee's product(s) or in the determination or calculation of the equation by which Licensee's product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee's product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee's product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee's product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&PDOWJONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Exhibit C

TO INFORMATION STATEMENT/PROSPECTUS

C-1

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STATEMENT OF ADDITIONAL INFORMATION
TO INFORMATION STATEMENT/PROSPECTUS

Dated November 1, 2023

655 Broad Street
Newark, New Jersey 07102

Reorganization of the PSF PGIM Jennison Focused Blend Portfolio into the PSF PGIM Jennison Blend Portfolio

This Statement of Additional Information (the “SAI”) relates to the Information Statement/Prospectus for the merger (the “Reorganization”) of the PSF PGIM Jennison Focused Blend Portfolio (the “Target Portfolio”), a series of The Prudential Series Fund (the “Trust” or “PSF”) into the PSF PGIM Jennison Blend Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust, dated November 1, 2023 (such combined Information Statement and Prospectus being referred to herein as the “Information Statement/Prospectus”).

The Target Portfolio was organized in Delaware and launched on May 3, 1999. The Acquiring Portfolio was organized in Delaware and launched on May 13, 1983.

This SAI relates specifically to the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” After the Reorganization is consummated, shareholders of the Target Portfolio will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 002-80896, dated May 1, 2023, as reissued on May 31, 2023 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 002-80896, relating to the Target Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2022, and the independent auditors’ report thereon, dated February 17, 2023, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-03623.

Unaudited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the six-month period ended June 30, 2023, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-03623.

This SAI is not a prospectus; you should read this SAI in conjunction with the Information Statement/Prospectus, which relates to the Reorganization. You can request a copy of the Information Statement/Prospectus by calling 1-800-778-2255 or by writing to PSF at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Information Statement/Prospectus is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Information Statement/Prospectus, together with other information regarding PSF.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Page No.

Investment Restrictions	2
Supplemental Financial Information	3
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	3

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INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Investment Restrictions Applicable to the Target Portfolio and Acquiring Portfolio

Under its investment restrictions, the Target Portfolio and Acquiring Portfolio may not:

1.	Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Target Portfolio and Acquiring Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Target Portfolio and Acquiring Portfolio will not buy or sell commodities or commodity contracts, except that the Target Portfolio and the Acquiring Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2.	Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the Target Portfolio and Acquiring Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

3.	Make short sales of securities or maintain a short position, except that the Target Portfolio and Acquiring Portfolio may make short sales against-the-box and the Target Portfolio and the Acquiring Portfolio may sell securities short up to 25% of their net assets. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4.	Purchase securities on margin (but the Target Portfolio and Acquiring Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Target Portfolio or the Acquiring Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The Target Portfolio and the Acquiring Portfolio will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5.	Enter into reverse repurchase agreements if, as a result, the Target Portfolio’s or the Acquiring Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Target Portfolio or the Acquiring Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

6.	Pledge or mortgage assets, except that no more than 10% of the value of the Target Portfolio and Acquiring Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the Target Portfolio and Acquiring Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7.	Make loans, except through loans of assets of the Target Portfolio and the Acquiring Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9.

Purchase securities of a company in any industry if, as a result of the purchase, the Target Portfolio’s and the Acquiring Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Target Portfolio or the Acquiring Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

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10.	Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Trust has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.

Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental. Whenever any fundamental investment policy or restriction states a maximum percentage of the Target Portfolio or the Acquiring Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison of Investment Management Fees and Total Fund Operating Expenses” section of the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. However, it is anticipated that, in advance of the Reorganization, 49% of the Target Portfolio’s holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be 0.004% ($10,000) of the Target Portfolio’s net assets.

There are no material differences in accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIO

Introduction

Additional information relating specifically to the Acquiring Portfolio is set forth below.

Subadvisory Agreement for the Acquiring Portfolio

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) at the rates shown below.

Subadviser	Contractual Subadvisory Fee Rate
Jennison Associates LLC	0.225% to $1.2 billion 0.19% over $1.2 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of August 31, 2023. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of August 31, 2023.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Jennison	Jason T. McManus	11/$2,122,493,000	4/$614,942,000	4/$340,083,000	None
	Adam L. Freidman	None	None	None	None
	Brian A. Porpora	None	2/$220,132,000	None	None

* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

Jennison Associates LLC (Jennison)

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.

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Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional's compensation.

Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

◾	One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

◾	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

◾	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

◾	Qualitative factors such as teamwork and responsiveness;

◾	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

◾	Historical and long-term business potential of the product strategies.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

◾	Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. We also permit securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

◾	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

◾	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

◾	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

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◾	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

◾	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

◾	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest. The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

◾	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts.

◾	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.

◾	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

◾	Jennison has adopted a code of ethics and policies relating to personal trading.

◾	Jennison has adopted a conflicts of interest policy and procedures.

◾	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

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